SBC Medical Group Holdings, Inc.

2025 First Quarter

Financial Highlights

May 2025

Forward-Looking Statements

Forward-Looking Statements & Legal DisclaimerThis presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws. Forward-looking statements are not historical facts; they reflect our current expectations, estimates and projections about future events and operating performance. In some cases you can identify forward-looking statements by terminology such as "may," "should," "will," "expects," "intends," "plans," "anticipates," "believes," "estimates," "projects," "targets," "continues," "potential," or the negative of these terms, or other comparable terminology.Forward-looking statements in this presentation include, without limitation, statements regarding:our future financial performance, including revenue and earnings growth;business prospects, market opportunities, strategy and competitive position;capital allocation, liquidity and other plans or objectives.These statements are subject to a variety of risks, uncertainties and assumptions that are difficult to predict and many of which are outside our control. Actual results may differ materially from those expressed or implied. Important factors that could cause actual results to differ materially are set forth under the heading "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission (the "SEC"), including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent filings, all of which are available on the SEC's website (www.sec.gov).We undertake no obligation to update or revise any forward-looking statement except as required by law. You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation.

2025Q1 Franchise Clinics Performance Highlights

- We believe Strategic pricing management is driving strong customer growth, particularly in aesthetic dermatology

Franchise Clinics Key Figures （25Q1）

Number of Franchise clinics[1]
at the end of Mar 25

251 clinics

(vs Mar 24 +36 clinics / +17%)

Repeat Rate[2 3 4]

71 %

Total Revenue [1 5 7 8]

$265 M (YoY (3)%)

from Existing Clinics：$258M （YoY (6)%)
from New Clinics：$7M

Number of Customers [2 3 6] /Unique Number (Annually)

6.10 M / 1.94 M

(YoY +14%) / (YoY +10%)

Revenue per Customer [2 6 7 8]

$181 (YoY (13)%)

SBC Clinics：$206 （YoY (14)%)
Rize Gorilla Clinics：$103 （YoY (10)%)

Revenue Distribution (YoY)[1 7 8]



Overseas
+1%
1%
Medical
+1pt
12%
Aesthetic
Surgery
(5)pt
29%
58%
Aesthetic
Dermatology
+3pt

[1] The figure takes into account of the franchising of SBC brand clinics, Rize Clinic, Gorilla Clinic and AHH Clinics
[2] The figure takes into account franchising of SBC brand clinics, Rize Clinic and Gorilla Clinic
[3] Excluding Free Counseling
[4] The percentage of customers who visited our franchisee's clinics twice or more
[5] Clinics opened on or after April 1, 2024, are classified as new clinics
[6] The applicable periods are from April 1, 2024 to March 31, 2025
[7] Calculated at JPY 152.5 / USD, JPY 113.1 / SGD, JPY 0.006 / VND
[8] After Point/Ticket Discount

2025Q1 Financial Performance Highlights

- SBC demonstrated impressive bottom line growth

SBC Medical Group Holdings Key Financials (25Q1)

Total Revenues	EBITDA[1]	EBITDA Margin[2]
$47 M (YoY (14)%)	$25 M (YoY (3)%)	52 % (YoY +6pt)
Net Income attributable to SBC Medical Group Holdings Incorporated	**ROE[3] (Annualized)**	**Basic EPS[4]**
$22 M (YoY +15%)	41 % (YoY (10)pt)	$0.21 (YoY +5%)

[1] EBITDA = Income from operations + Depreciation and amortization expense
[2] EBITDA Margin (%) = EBITDA / Total revenues
[3] ROE = Net income attributable to SBC Medical Group Holdings Incorporated / Average of SBC Medical Group Holdings Incorporated's stockholder's equity (beginning of the period and end of the period)
[4] EPS (basic) = Net income attributable to SBC Medical Group Holdings Incorporated / Weighted average shares outstanding

Income Statement (Consolidated)

- Income from operations was maintained through expense reductions, while declines in revenue and cost of sales due to the termination of the staffing business and the deconsolidation of SNA and Kijimadaira[1]

Income Statement[2] (25Q1)

(mm US$)	25Q1	% YoY	24Q1
① **Total revenues**	**47**	**(14)%**	**55**
Franchising Revenue	16	+4%	15
Procurement services	14	+9%	13
Management services	9	(44)%	16
Rental services	6	+56%	4
Other	3	(60)%	7
Cost of Revenues	10	(37)%	15
Gross Profit	38	(5)%	40
Operating expenses	14	(10)%	15
② **Income from operations**	**24**	**(1)%**	**24**
③ **Net income attributable to SBC Medical Group Holdings Incorporated**	**22**	**+15%**	**19**

① Total revenues

- Revenue decreased YOY by USD8mm, mainly due to a negative impact of USD5.6mm resulted from the termination of the staffing business and a negative impact of USD2.9mm resulted from the deconsolidation of SBC Kijimadaira and Skynet. Excluding the aforementioned negative impacts, the revenue would have seen a YoY increase of USD1mm

② Income from operations

- Performance remained in line with the prior year, despite the termination of staffing business termination and the deconsolidation of SNA and Kijimadaira

③ Net income attributable to SBC Medical Group Holdings Incorporated

- A 15% YoY increase due to the impact by life insurance maturity reversals of +USD8.7mm

[1] Skynet Academy Co., Ltd. and SBC Kijimadaira Resort Co., Ltd.

[2] Exchange Rate(Year-To-Date Ave.) 2025Q1 152.5 JPY/USD

Revenue Grew
After Adjusting for One-time Business Impact

- Revenue¹ grew YoY after adjusting for the impact of the termination of the staffing business termination and the deconsolidation of SNA and Kijimadaira



(mm US$)
54.8
(2.9)
(5.6)
46.4
+0.6
+1.1
(1.4)
+2.0
(1.4)
47.3
+1.3
48.6
+2.2
24Q1
Deconsolidation of SNAand Kijimadaira
Termination of Temporary Staffing Business
24Q1 adjusted
Franchising Revenue
Procurement Revenue
Management Services Revenue
Rental services Revenue
Others Revenues
25Q1
FX
25Q1 adjusted FX

¹Exchange Rate(Year-To-Date Ave.) 2024Q1 148.4 JPY/USD 2025Q1 152.5 JPY/USD

EBITDA Remained In-line with Previous Year

- EBITDA[1] [2] remained in line with the previous year, reflecting the decline in Revenue, Adjusted CGS, and Operating Expenses-Others resulting from the termination of the staffing business and the deconsolidation of SNA and Kijimadaira.



(mm US$)
25.5
(7.5)
+5.8
+0.1
(0.7)
+1.6
24.8
+0.7
25.5
24Q1
Revenue
Adjusted CGS
Salanes and welfare
Consulting and professional service fees
Operating Expenses-Others
2025Q1
FX
2025Q1 FX adjusted

[1] EBITDA = Income from operations + Depreciation and amortizations

[2] Exchange Rate (Year-To-Date Ave.) 2024Q1 148.4 JPY/USD; 2025Q1 152.5 JPY/USD

Robust Balance Sheet Positioned for Growth

- SBC's balance sheet is strong with ample cash and borrowing capacity

Key Balance Sheet Figures (as of March 31, 2025)

US$132mn
Cash and cash equivalents

0.05x
D/E Ratio*1

444%
Current Ratio*2

80%
Capital Ratio*3

Selected items from Balance Sheet

(mm US$)	Mar 31, 2025	Change	Dec 31, 2024
Total assets	**285**	**+19**	**266**
Total current assets	215	+31	184
Cash and cash equivalent	132	+7	125
Property and equipment, net	9	(0)	9
Intangible assets, net	2	(0)	2
Total liabilities	**58**	**(13)**	**71**
Current liabilities	48	(13)	61
Total Stockholder's equity	**226**	**31**	**195**
SBC Medical Group Holdings Incorporated's stockholders' equity	226	31	195

*1 D/E Ratio = Total Debt / Total Stockholders' equity
*2 Current Ratio = Total current assets / Total current liabilities
*3 Capital Ratio = SBC Medical Group Holdings Incorporated's stockholder's equity / Total assets

Share Buyback

- Based on the view that the current share price undervalues the company's performance and growth, a USD5mm million share buyback was decided, and the planned Bitcoin purchase announced in February 2025 was canceled
- The policy to consider additional share liquidity in line with funding needs remains unchanged. Shareholder value will continue to be maximized through effective and efficient capital allocation, including growth investments and the potential launch of dividends
- The acquired shares are intended to be used for future stock-based compensation

Details of the share repurchase program	
Maximum acquisition amount	USD 5,000,000
Acquisition period	May 20, 2025 – May 20, 2026
Capital allocation	Surplus cash and projected free cash flows

Appendix

Income Statement (Consolidated)

Income Statement

(mm US$)	25Q1	% QoQ	% YoY	24Q4	24Q1
Total revenues	47	+7%	(14)%	44	55
Franchising Revenue	16	+1%	+4%	16	15
Procurement services	14	+36%	+9%	11	13
Management services	9	+1%	(44)%	9	16
Rental services	6	+14%	+56%	5	4
Other	3	(38)%	(60)%	5	7
Cost of Revenues	10	(9)%	(37)%	11	15
Gross Profit	38	+11%	(5)%	34	40
Operating expenses	14	(54)%	(10)%	29	15
Income from operations	24	+413%	(1)%	5	24
Net income attributable to SBC Medical Group Holdings Incorporated	22	+229%	+15%	7	19

Operating Expenses

(mm US$)	25Q1	% QoQ	% YoY	24Q4	24Q1
Total operating expenses	14	(54)%	(10)%	29	15
Salaries and welfare	6	+15%	(1)%	6	7
Depreciation and amortization expense	0	+33%	(52)%	0	1
Consulting and professional service fees	3	(23)%	+25%	4	3
Office, utility and other expenses	2	(3)%	(44)%	2	3
Other	2	(90)%	(20)%	17	2

Balance Sheet (Consolidated)

(mm US$)	Mar 31, 2025	Change	Dec 31, 2024
Total assets	**285**	**+19**	**266**
Total current assets	215	+31	184
Cash and cash equivalent	132	+7	125
Account receivable – related parties	31	+2	29
Customer loans receivable	9	(1)	10
Other assets	44	+23	20
Total non-current assets	70	(12)	82
Property and equipment, net	9	(0)	9
Intangible assets, net	2	(0)	2
Customer loans receivable	5	(0)	5
Long-term investments in MCs – related parties	19	+1	18
Other assets	36	(13)	48

(mm US$)	Mar 31, 2025	Change	Dec 31, 2024
Total liabilities	**58**	**(13)**	**71**
Total current liabilities	48	(13)	61
Accounts payable	18	+4	14
Notes and other payables, current – related parties	1	+1	0
Advances from customers – related parties	10	(2)	12
Income tax payable	2	(17)	19
Other current liabilities	17	(0)	17
Total non-current liabilities	10	(0)	10
Notes and other payables, non-current – related parties	0	(0)	0
Other non-current liabilities	10	(0)	10
Stockholder's equity	**226**	**31**	**195**
SBC Medical Group Holdings Incorporated's stockholders' equity	226	31	195

Cash Flows (Consolidated)

(mm US$)	25Q1	%YoY	24Q1
Net cash provided by operating activities	2	(48)%	4
Net cash used in investing activities	(1)	+71%	(3)
Net cash used in financing activities	(0)	(597)%	(0)
Effect of exchange rate changes	6	n.m.	(7)
Net change in cash and cash equivalents	7	n.m.	(7)
Cash and cash equivalents as of the beginning of the period	125	+21%	103
Cash and cash equivalents as of the end of the period	132	+37%	96

2025Q1 Revenue Growth（vs 24Q4）

- Revenue growth rebounded from Q4 2024



(mm US$)
+4.1
44.4
(0.8)
43.6
+0.1
+3.8
+0.1
+0.7
(1.0)
47.3
+0.3
47.7
24Q4
Deconsolidation of SNA and Kijimadaira
24Q4 Adjusted
Franchising Revenue
Procurement
Management Services Revenue
Rental services Revenue
Others
25Q1
FX
25Q1 adjusted FX

[1] Exchange Rate (Year-To-Date Ave.) FY2024Q4 : 151.4 JPY/USD FY2025Q1 : 152.5 JPY/USD

2025Q1 EBITDA Growth(vs24Q4)

- EBITDA[1] remained in-line with previous year


(mm US$)
20.7
+2.9
+0.5
(0.8)
+1.0
+0.5
24.8
+0.2
25.0
24Q4
Revenue
Adjusted CGS
Saiaries and welfare
Consulting and professional service fees
Operating Expenses-Others
25Q1
FX
25Q1 adjusted FX

[1] EBITDA = Income from operations + Depreciation and amortizations
[2] Exchange Rate (Year-To-Date Ave.) FY2024Q1 : 148.4 JPY/USD
FY2025Q1 : 152.5 JPY/USD

Reconciliation Table on Non-GAAP Financials

	(mm US$)	25Q1	24Q1	24Q4
(A)	Total Revenues	47	55	44
(B)	Income from operations	24	24	5
(C)	Depreciation and amortization expense	1	1	1
(D)	Impairment loss	0	0	15
(E) =(B)+(C) +(D)	**EBITDA**	25	25	21
(F) =(E)／(A)	***EBITDA Margin***	*52%*	*46%*	*47%*

Disclaimer

Non-GAAP Financial Measures

This presentation may reference certain non-GAAP financial measures. Reconciliations of such measures to the most directly comparable GAAP measures are provided in the appendix to this presentation and are available on our investor relations website.

No Offer or Solicitation

Past performance is not necessarily indicative of future results. Investments in our securities involve risk, and investors should be prepared to bear the risk of loss, including a complete loss of their investment.This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, nor shall any securities be offered or sold in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction.

Thank you

SBC Medical Group Holdings / ir@sbc-holdings.com
ICR, LLC / US Investor Contact / +1 (646) 277 1200 /William.Zima@icrinc.com

SBC Medical Group Holdings, Inc.